                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): JANUARY 3, 2003


                           R.H. DONNELLEY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE                1-07155              13-2740040
     (State or Other Jurisdiction    (Commission          (IRS Employer
           of Incorporation)          File Number)       Identification No.)

ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                10577
(Address of Principal Executive Offices)                  (Zip Code)

                              R.H. DONNELLEY INC.*
               (Exact Name of Registrant as Specified in Charter)

               DELAWARE                     333-59287          36-2467635
     (State or Other Jurisdiction         (Commission          (IRS Employer
           of Incorporation)              File Number)      Identification No.)

ONE MANHATTANVILLE ROAD, PURCHASE, NEW YORK                 10577
(Address of Principal Executive Offices)                  (Zip Code)

Registrants' telephone number, including area code:  (914) 933-6400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of January 13, 2003, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On January 3, 2003, R.H. Donnelley Corporation (the "Company") completed the acquisition from Sprint Corporation ("Sprint") of Sprint's directory publishing business ("SPA") by purchasing the stock of two subsidiaries of Sprint, DirectoriesAmerica, Inc. and Centel Directory Company. The acquisition was accomplished pursuant to, and in accordance with, the terms of the Stock Purchase Agreement, dated as of September 21, 2002 (as supplemented and amended, the "Stock Purchase Agreement"), by and among the Company, Sprint and Centel Directories LLC, a Delaware limited liability company ("Centel"). The parties supplemented and amended certain of their obligations in connection with the transactions contemplated by the Stock Purchase Agreement pursuant to the Supplemental Agreement to Stock Purchase Agreement, dated as of December 31, 2002 (the "Supplemental Agreement").

         Prior to the acquisition, the Company served as the exclusive sales agent for 41 Sprint Yellow Pages(R) directories in four states. Following the acquisition, the Company will publish 260 revenue-generating Sprint Yellow Pages(R) directories in 18 states. SPA will be operated as R.H. Donnelley Publishing & Advertising, Inc. ("RHDPA"), an indirect, wholly owned subsidiary of the Company. RHDPA is currently utilizing the pre-press operations acquired by the Company in the SPA acquisition.

         The aggregate purchase price for SPA was approximately $2.21 billion. The previously announced purchase price of $2.23 billion was reduced by approximately $16.5 million as a result of a preliminary net working capital adjustment in accordance with the provisions of the Stock Purchase Agreement. In addition, the Company paid $14 million to Sprint in settlement of a long-term liability. The Company funded the acquisition from the proceeds of a preferred stock investment by GS Capital Partners 2000, L.P. and affiliated entities ("GSCP 2000"), a new senior secured credit facility, each as described below in
Item 5, and newly issued senior and senior subordinated notes. On January 3, 2003, the Company also repaid approximately $114.4 million under its existing senior credit facility and terminated the commitments thereunder and repurchased approximately $128.8 million aggregate principal amount of its existing 9 1/8% senior subordinated notes due 2008 in accordance with the terms and conditions of the Offer to Purchase and Consent Solicitation Statement, dated December 3, 2002, and the Consent and Letter of Transmittal, dated December 3, 2002.

         In connection with the closing of the SPA acquisition, the Company and/or certain of its affiliates entered into agreements with Sprint and/or certain of its affiliates, including a Directory Services License Agreement, a Trademark License Agreement, a Publisher Trademark License Agreement, a Non-Competition Agreement and a Subscriber Listings Agreement (collectively, the "Transaction Agreements").

         Under the Directory Services License Agreement, a subsidiary of Sprint has granted the Company an exclusive license to publish and distribute all physical and non-physical media Sprint directories in the markets in which Sprint currently provides local telephone service and the related extended area service markets for an initial term of 50 years. The Company has also agreed, for an initial term of 50 years, to be responsible for all activities relating to the production, publication and distribution of the white and yellow pages directories for Sprint in Sprint's service areas.

         Under the Trademark License Agreement, Sprint has granted to the Company a non-transferable, royalty-free, exclusive right during the term of the Directory Services License Agreement to use the Sprint name and diamond logo to publish and solicit advertising for physical directories primarily distributed in, and non-physical directories primarily directed at, the Sprint service areas (the "Directories") and for certain ancillary matters. Pursuant to the Publisher Trademark License Agreement, in the event that the Directory Services License Agreement has been terminated as to any directory as a result of the Company's breach, Sprint will have the right to use certain trademarks sold to the Company as part of the acquisition of SPA that are associated with the "look and feel" of directories, including the red cover and the "Best Red Yellow Pages" tagline, on any directories as to which the Directory Services License Agreement has been terminated. The Publisher Trademark License Agreement has an initial term of 50 years, subject to extension (but not early termination) in the event of a renewal of the Directory Services License Agreement.

         Under the Non-Competition Agreement, Sprint has agreed not to engage in the business of (1) producing, publishing or distributing physical Directories primarily distributed to or directed at the Sprint service areas, (2) selling any advertising included in or accessible through a physical or non-physical directory regarding businesses located in the Sprint service areas, subject to certain exceptions, or (3) promoting or permitting a third party to promote an affiliation with Sprint as the incumbent local exchange carrier in connection with an activity of the type described in the preceding clauses (1) or (2). The term of the Non-Competition Agreement is generally concurrent with the term of the Directory Services License Agreement with certain limited exceptions.

         Under the Subscriber Listing Agreement, during the term of the Directory Services License Agreement, the Company has the right to purchase and use basic Sprint subscriber information and updates for the purpose of publishing directories and soliciting advertising.

         The terms of the SPA acquisition, including the consideration paid by the Company, were determined in arms'-length negotiations between the Company, on the one hand, and Sprint and Centel, on the other hand, and are set forth in the Stock Purchase Agreement, the Supplemental Agreement and the Transaction Agreements. The Stock Purchase Agreement and the Supplemental Agreement are filed herewith as Exhibits 2.1 and 2.2, respectively, and the Transaction Agreements are filed herewith as Exhibits 10.1 through 10.5. The foregoing descriptions of all such agreements are qualified in their entirety by the full text of each such document and are incorporated herein by reference.

ITEM 5.           OTHER EVENTS.

Preferred Stock Investment

         Simultaneously with the SPA acquisition, GSCP 2000 invested an additional $130 million in the Company through the purchase of 130,000 shares (the "Preferred Shares") of a new series of convertible preferred stock of the Company (such new series, the "New Preferred Stock") and warrants to purchase an aggregate of 1,072,500 shares of common stock of the Company (the "New Warrants") pursuant to a preferred stock and warrant purchase agreement entered into as of September 21, 2002 (as amended, the "Preferred Stock Purchase Agreement"), filed herewith as Exhibit 10.6. As previously announced, GSCP 2000 had previously invested $70 million in the Company through the purchase of Series B-1 Convertible Cumulative Preferred Stock of the Company (the "Series B-1 Preferred Stock") and warrants to purchase an aggregate of 577,500 shares of common stock of the Company (the "November Warrants") pursuant to a letter agreement entered into on November 25, 2002 (the "Letter Agreement"),filed herewith as Exhibit 10.7. Pursuant to the terms of the Certificate of Designations governing the Series B-1 Preferred Stock (the "B-1 Certificate of Designations"), filed herewith as Exhibit 3.1, the shares of the Series B-1 Preferred Stock, including accrued dividends, automatically converted into shares of New Preferred Stock upon the closing of the sale of the Preferred Shares and the New Warrants. Consequently, GSCP 2000 holds an aggregate of 200,604 shares of New Preferred Stock. The November Warrants remain outstanding and are subject to the terms and conditions of the Warrant Agreement, a form of which is filed herewith as Exhibit 4.1. The additional $130 million investment, which resulted in net proceeds to the Company of $128.7 million, represented the balance of GSCP 2000's commitment pursuant to the terms of the Preferred Stock Purchase Agreement.

In addition, the Company, R.H. Donnelley, Inc. ("RHD") and GSCP 2000 entered into a letter agreement, dated January 3, 2003 (the "Second Letter Agreement"), filed herewith as Exhibit 10.8, by which the parties agreed to certain definitions in the Preferred Stock Purchase Agreement that by the terms of the Preferred Stock Purchase Agreement were to be defined by the parties prior to the closing of the sale of the Preferred Shares and the New Warrants.

         The New Preferred Stock is subject to the terms and conditions of the Certificate of Designations governing the New Preferred Stock (the "Certificate of Designations"), filed herewith as Exhibit 3.2. The New Warrants are subject to the terms and conditions of the Warrant Agreement, a form of which is filed herewith as Exhibit 4.2. The Company has granted GSCP 2000 registration rights with respect to the New Preferred Stock and the common stock to be acquired upon the conversion of the New Preferred Stock and the exercise of the New Warrants and the November Warrants. The registration rights are subject to the terms and conditions of the Registration Rights Agreement (the "Preferred Stock Registration Rights Agreement"), filed herewith as Exhibit 10.9.

         The foregoing descriptions of the Preferred Stock Purchase Agreement, the Letter Agreement, the B-1 Certificate of Designations, the November Warrants, the Certificate of Designations, the New Warrants, the Preferred Stock Registration Rights Agreement and the Second Letter Agreement are qualified in their entirety by reference to the full text of each document and are incorporated by reference herein.

Senior Secured Credit Facility

         Also in connection with the acquisition of SPA, RHD replaced its existing senior credit facility with a new senior secured credit facility arranged by Deutsche Bank Securities Inc., Salomon Smith Barney Inc. and Bear, Stearns & Co. Inc. The terms and conditions of the new facility are set forth in the Credit Agreement (the "Credit Agreement"), filed herewith as Exhibit 10.10. The Credit Agreement provides for a $500.0 million tranche A term loan facility, a $900.0 million tranche B term loan facility and a $125.0 million revolving credit facility. The tranche B term loans were funded into escrow on December 6, 2002 until the completion of the acquisition of SPA. The tranche A term loans and a portion of the revolving credit facility became available contemporaneously with the closing of the acquisition of SPA. Subject to certain limitations, the tranche A term loan facility and revolving credit facility each have terms of 6 years, and the tranche B term loan facility has a term of 7.5 years. The foregoing description of the Credit Agreement is qualified in its entirety by the full text of such document and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of the Businesses Acquired.

         The financial statements required by this item will be filed within 60 days of January 18, 2003, the date on which the initial report on Form 8-K reporting the completion of the acquisition of SPA is required to be filed.

         (b)      Pro Forma Financial Information.

         The pro forma financial information required by this item will be filed within 60 days of January 18, 2003, the date on which the initial report on Form 8-K reporting the completion of the acquisition of SPA is to be filed.

         (c)      Exhibits.

         Exhibit
         Number            Description
         ------            -----------
           2.1             Stock Purchase Agreement, dated as of September 21, 2002, by and among
                           R.H. Donnelley Corporation, Sprint Corporation and Centel Directories LLC
                           (incorporated by reference to Exhibit 2.1 to the Form 8-K of the Company, filed on October 1, 2002, Commission File No. 1-07155). The registrant agrees to furnish supplementally a copy of any omitted schedules to the
                           Commission upon request.

           2.2*            Supplemental Agreement to Stock Purchase Agreement, dated as of December 31,
                           2002, by and among R.H. Donnelley Corporation, Sprint Corporation and Centel
                           Directories LLC. The registrant agrees to furnish supplementally a copy of any omitted schedules to the Commission upon request.

           3.1             Certificate of Designations of Series B-1 Convertible Cumulative Preferred
                           Stock of R.H. Donnelley Corporation (incorporated by reference to Exhibit 3.1 to the Form 8-K of the Company, filed on December 3, 2002, Commission File No.
                           1-07155).

           3.2*            Certificate of Designations of Convertible Cumulative Preferred Stock of R.H.
                           Donnelley Corporation.

           4.1*            Form of Warrant Agreement, issued on November 25, 2002.

           4.2*            Form of Warrant Agreement, issued on January 3, 2003.

           10.1*           Directory Services License Agreement, dated as of January 3, 2003, by and among R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing &
                           Advertising, Inc.), CenDon L.L.C., R.H. Donnelley Directory Company (f/k/a
                           Centel Directory Company), Sprint Corporation, Sprint Directory Trademark
                           Company, LLC and the Sprint Local Telecommunications Division.

           10.2*           Trademark License Agreement, dated as of January 3, 2003, by and among Sprint
                           Directory Trademark Company, LLC, R.H. Donnelley Publishing & Advertising,
                           Inc. (f/k/a Sprint Publishing & Advertising, Inc.), CenDon L.L.C. and R.H.
                           Donnelley Directory Company (f/k/a Centel Directory Company).

           10.3*           Publisher Trademark License Agreement, dated as of January 3, 2003, by and among R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing &
                           Advertising, Inc.), R.H. Donnelley Directory Company (f/k/a Centel Directory
                           Company) and Sprint Corporation.

           10.4*           Non-Competition Agreement, dated as of January 3, 2003, by and among R.H.
                           Donnelley Corporation, R.H. Donnelley Publishing & Advertising, Inc. (f/k/a
                           Sprint Publishing & Advertising, Inc.), CenDon L.L.C., R.H. Donnelley
                           Directory Company (f/k/a Centel Directory Company), Sprint Corporation and the
                           Sprint Local Telecommunications Division.

           10.5*           Subscriber Listings Agreement, dated as of January 3, 2003, by and among R.H.
                           Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing &
                           Advertising, Inc.), CenDon L.L.C., R.H. Donnelley Directory Company (f/k/a
                           Centel Directory Company), Sprint Corporation and the Sprint Local
                           Telecommunications Division.

           10.6            Preferred Stock and Warrant Purchase Agreement, dated as of September 21,
                           2002, among R.H. Donnelley Corporation and GS Capital Partners 2000, L.P. and
                           entities affiliated therewith (incorporated by reference to Exhibit 2.2 to the
                           Form 8-K of the Company, filed on October 1, 2002, Commission File No.
                           1-07155).

           10.7            Letter Agreement, dated as of November 25, 2002, among R.H. Donnelley
                           Corporation, R.H. Donnelley Inc. and GS Capital Partners 2000, L.P. and
                           entities affiliated therewith (incorporated by reference to Exhibit 10.1 to the Form 8-K of the Company, filed on December 3, 2002, Commission File No.
                           1-07155).

           10.8*           Letter Agreement, dated as of January 3, 2003, among R.H. Donnelley
                           Corporation, R.H. Donnelley Inc. and GS Capital Partners 2000, L.P. and
                           entities affiliated therewith.

           10.9            Registration Rights Agreement, dated as of November 25, 2002, among R.H.
                           Donnelley Corporation and GS Capital Partners 2000, L.P. and entities affiliated therewith (incorporated by reference to Exhibit 10.2 to the Form
                           8-K of the Company, filed on December 3, 2002, Commission File No. 1-07155).

           10.10*          Credit Agreement, dated as of December 6, 2002, among R.H. Donnelley
                           Corporation, R.H. Donnelley Inc., R.H. Donnelley Finance Corporation II, the
                           several lenders from time to time party thereto, Bear Stearns Corporate
                           Lending Inc. and Citicorp North America, Inc., as joint syndication agents,
                           BNP Paribas and Fleet National Bank, as joint documentation agents, Deutsche
                           Bank Trust Company Americas, as administrative agent, and Deutsche Bank
                           Securities Inc., Salomon Smith Barney Inc. and Bear, Stearns & Co. Inc., as
                           joint lead arrangers and joint bookrunners.

           99.1*           Press release, dated January 3, 2003.

           *  Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        R.H. Donnelley Corporation

                                        By:   /s/ ROBERT J. BUSH
                                              ----------------------------------
                                              Name:  Robert J. Bush
                                              Title: Vice President and General
                                                        Counsel


                                        R.H. Donnelley Inc.



                                        By:   /s/ ROBERT J. BUSH
                                              ----------------------------------
                                              Name:  Robert J. Bush
                                              Title: Vice President and General
                                                        Counsel

Date:  January 17, 2003

                                  EXHIBIT INDEX

         Exhibit
         Number             Description
         ------            -----------
           2.1             Stock Purchase Agreement, dated as of September 21, 2002, by and among
                           R.H. Donnelley Corporation, Sprint Corporation and Centel Directories LLC
                           (incorporated by reference to Exhibit 2.1 to the Form 8-K of the Company, filed on October 1, 2002, Commission File No. 1-07155). The registrant agrees to furnish supplementally a copy of any omitted schedules to the
                           Commission upon request.

           2.2*            Supplemental Agreement to Stock Purchase Agreement, dated as of December 31,
                           2002, by and among R.H. Donnelley Corporation, Sprint Corporation and Centel
                           Directories LLC. The registrant agrees to furnish supplementally a copy of any omitted schedules to the Commission upon request.

           3.1             Certificate of Designations of Series B-1 Convertible Cumulative Preferred
                           Stock of R.H. Donnelley Corporation (incorporated by reference to Exhibit 3.1 to the Form 8-K of the Company, filed on December 3, 2002, Commission File No.
                           1-07155).

           3.2*            Certificate of Designations of Convertible Cumulative Preferred Stock of R.H.
                           Donnelley Corporation.

           4.1*            Form of Warrant Agreement, issued on November 25, 2002.

           4.2*            Form of Warrant Agreement, issued on January 3, 2003.

           10.1*           Directory Services License Agreement, dated as of January 3, 2003, by and among R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing &
                           Advertising, Inc.), CenDon L.L.C., R.H. Donnelley Directory Company (f/k/a
                           Centel Directory Company), Sprint Corporation, Sprint Directory Trademark
                           Company, LLC and the Sprint Local Telecommunications Division.

           10.2*           Trademark License Agreement, dated as of January 3, 2003, by and among Sprint
                           Directory Trademark Company, LLC, R.H. Donnelley Publishing & Advertising,
                           Inc. (f/k/a Sprint Publishing & Advertising, Inc.), CenDon L.L.C. and R.H.
                           Donnelley Directory Company (f/k/a Centel Directory Company).

           10.3*           Publisher Trademark License Agreement, dated as of January 3, 2003, by and among R.H. Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing &
                           Advertising, Inc.), R.H. Donnelley Directory Company (f/k/a Centel Directory
                           Company) and Sprint Corporation.

           10.4*           Non-Competition Agreement, dated as of January 3, 2003, by and among R.H.
                           Donnelley Corporation, R.H. Donnelley Publishing & Advertising, Inc. (f/k/a
                           Sprint Publishing & Advertising, Inc.), CenDon L.L.C., R.H. Donnelley
                           Directory Company (f/k/a Centel Directory Company), Sprint Corporation and the
                           Sprint Local Telecommunications Division.

           10.5*           Subscriber Listings Agreement, dated as of January 3, 2003, by and among R.H.
                           Donnelley Publishing & Advertising, Inc. (f/k/a Sprint Publishing &
                           Advertising, Inc.), CenDon L.L.C., R.H. Donnelley Directory Company (f/k/a
                           Centel Directory Company), Sprint Corporation and the Sprint Local
                           Telecommunications Division.

           10.6            Preferred Stock and Warrant Purchase Agreement, dated as of September 21,
                           2002, among R.H. Donnelley Corporation and GS Capital Partners 2000, L.P. and
                           entities affiliated therewith (incorporated by reference to Exhibit 2.2 to the
                           Form 8-K of the Company, filed on October 1, 2002, Commission File No.
                           1-07155).

           10.7            Letter Agreement, dated as of November 25, 2002, among R.H. Donnelley
                           Corporation, R.H. Donnelley Inc. and GS Capital Partners 2000, L.P. and
                           entities affiliated therewith (incorporated by reference to Exhibit 10.1 to the Form 8-K of the Company, filed on December 3, 2002, Commission File No.
                           1-07155).

           10.8*           Letter Agreement, dated as of January 3, 2003, among R.H. Donnelley
                           Corporation, R.H. Donnelley Inc. and GS Capital Partners 2000, L.P. and
                           entities affiliated therewith.

           10.9            Registration Rights Agreement, dated as of November 25, 2002, among R.H.
                           Donnelley Corporation and GS Capital Partners 2000, L.P. and entities affiliated therewith (incorporated by reference to Exhibit 10.2 to the Form
                           8-K of the Company, filed on December 3, 2002, Commission File No. 1-07155).

           10.10*          Credit Agreement, dated as of December 6, 2002, among R.H. Donnelley
                           Corporation, R.H. Donnelley Inc., R.H. Donnelley Finance Corporation II, the
                           several lenders from time to time party thereto, Bear Stearns Corporate
                           Lending Inc. and Citicorp North America, Inc., as joint syndication agents,
                           BNP Paribas and Fleet National Bank, as joint documentation agents, Deutsche
                           Bank Trust Company Americas, as administrative agent, and Deutsche Bank
                           Securities Inc., Salomon Smith Barney Inc. and Bear, Stearns & Co. Inc., as
                           joint lead arrangers and joint bookrunners.

           99.1*           Press release, dated January 3, 2003.

           *  Filed herewith.